                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to ___________.14a-11(c) or ___________.14a-12

                         Fulton Financial Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


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     -------------------------------------------------------------------------


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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                          FULTON FINANCIAL CORPORATION
                                  P.O. BOX 4887
                                 ONE PENN SQUARE
                          LANCASTER, PENNSYLVANIA 17604

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     ----------------------------------------
                            TO BE HELD APRIL 18, 2000
                            -------------------------


TO THE SHAREHOLDERS OF FULTON FINANCIAL CORPORATION:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of the shareholders of FULTON FINANCIAL CORPORATION will be held on Tuesday, April 18, 2000, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. To elect the six nominees listed in the accompanying Proxy Statement for the terms specified.

     2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

     Only those shareholders of record at the close of business on February 28, 2000 shall be entitled to be given notice of, and to vote at the meeting.

     It is requested that you promptly execute the enclosed Proxy and return it in the enclosed postpaid envelope. You are cordially invited to attend the meeting. Your Proxy is revocable and may be withdrawn at any time before it is voted at the meeting.

     A copy of the Annual Report of Fulton Financial Corporation is enclosed.

                                             *BY ORDER OF THE BOARD OF DIRECTORS
                                             -----------------------------------
                                                             *WILLIAM R. COLMERY
                                                             -------------------
                                                                       Secretary

Enclosures
March 9, 2000

                                 PROXY STATEMENT

                      Dated and To Be Mailed March 9, 2000

                          FULTON FINANCIAL CORPORATION
                                  P.O. BOX 4887
                                 ONE PENN SQUARE
                          LANCASTER, PENNSYLVANIA 17604
                                 (717) 291-2411

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 18, 2000


                                TABLE OF CONTENTS
                                -----------------

                                                                           PAGE
                                                                           ----

GENERAL
-------

Introduction...................................................................
------------
Date, Time and Place of Meeting................................................
-------------------------------
Shareholders Entitled to Vote..................................................
-----------------------------
Purpose of Meeting.............................................................
------------------
Solicitation of Proxies........................................................
-----------------------
Revocability and Voting of Proxies.............................................
-----------------------------------
Voting of Shares and Principal Holders Thereof.................................
----------------------------------------------
Shareholder Proposals..........................................................
---------------------
Recommendation of the Board of Directors.......................................
----------------------------------------

INFORMATION CONCERNING ELECTION OF DIRECTORS
--------------------------------------------
General Information............................................................
-------------------
Information about Nominees and Continuing Directors............................
---------------------------------------------------
Meetings and Committees of the Board of Directors..............................
-------------------------------------------------
Compensation of Directors......................................................
-------------------------
Executive Officers.............................................................
------------------
Executive Compensation.........................................................
----------------------
Transactions with Directors and Executive Officers.............................
--------------------------------------------------
Section 16(a) Beneficial Ownership Reporting Compliance........................
-------------------------------------------------------

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS...............................
------------------------------------------------

ADDITIONAL INFORMATION.........................................................
----------------------

OTHER MATTERS..................................................................
-------------

                                 GENERAL
                                 -------

Introduction
------------

     Fulton Financial Corporation, a Pennsylvania business corporation and registered bank holding company, was organized pursuant to a plan of reorganization adopted by Fulton Bank and implemented on June 30, 1982. On that date, Fulton Bank became a wholly-owned subsidiary of Fulton Financial Corporation and the shareholders of Fulton Bank became shareholders of Fulton Financial Corporation. Since that time, Fulton Financial Corporation has acquired other banks and currently owns the following subsidiary banks: Fulton Bank, Delaware National Bank, Lebanon Valley Farmers Bank, FNB Bank, N.A., Great Valley Savings Bank, Hagerstown Trust Company, Lafayette Ambassador Bank, Swineford National Bank, The Bank of Gloucester County, The Woodstown National Bank & Trust Company and The Peoples Bank of Elkton. In addition, Fulton Financial Corporation has five direct, non-banking subsidiaries: Fulton Financial Realty Company (which owns or leases certain properties on which facilities of Fulton Bank and Lebanon Valley Farmers Bank are located), Fulton Life Insurance Company (which reinsures credit life, health and accident insurance that is directly related to extensions of credit by subsidiary banks of Fulton Financial Corporation), Central Pennsylvania Financial Corp. (which owns, directly or indirectly, certain limited partnership interests, principally in low-moderate income and elderly housing projects), FFC Management, Inc. (which holds certain investment securities and corporate owned life insurance policies) and Fulton Financial Advisors, N.A. (which plans to offer fiduciary and other financial services).

     The meeting to which this Proxy Statement relates will be the eighteenth Annual Meeting of the shareholders of Fulton Financial Corporation.

Date, Time and Place of Meeting
-------------------------------

     The regular Annual Meeting of the shareholders of Fulton Financial Corporation will be held on Tuesday, April 18, 2000, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania.

Shareholders Entitled to Vote
-----------------------------

     Only those shareholders of record at the close of business on February 28, 2000 shall be entitled to receive notice of, and to vote at the meeting.

Purpose of Meeting
------------------

     The shareholders will be asked to consider and vote upon the following matters at the meeting: (i) to elect six directors for the terms specified herein; and (ii) to consider and vote upon such other business as may be properly brought before the meeting and any adjournment thereof.

Solicitation of Proxies
-----------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Fulton Financial Corporation for use at the Annual Meeting of shareholders to be held at 12:00 noon on Tuesday, April 18, 2000, and any adjournments thereof.

     The expense of soliciting proxies will be borne by Fulton Financial Corporation. In addition to the use of the mails, directors, officers and employees of Fulton Financial Corporation and its subsidiaries may, without additional compensation, solicit proxies personally or by telephone.

Revocability and Voting of Proxies
----------------------------------

     The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to William R. Colmery, Secretary of Fulton Financial Corporation, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the six nominees identified in this Proxy Statement. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Fulton Financial Corporation.

     Shares held for the account of shareholders who participate in the Dividend Reinvestment and Stock Purchase Plan and for the account of employees who participate in the Employee Stock Purchase Plan will be voted in accordance with the instructions of each shareholder as set forth in his or her proxy. If a shareholder who participates in these plans does not return a proxy, the shares held for the shareholder's account by the Plan Agent will not be voted.

     Shares held for the account of employees of Fulton Financial Corporation and its subsidiaries who participate in the Fulton Financial Stock Fund of the Fulton Financial Corporation Profit Sharing Plan and Affiliate 401(k) Savings Plan will be voted by the Plan Trustee in accordance with the instructions of each participant as set forth in the separate voting instruction sheet sent to the participant with respect to such shares. Shares held under the Fulton Financial Stock Fund with respect to which no voting instructions are received by the Plan Trustee will be voted by the Plan Trustee FOR the election of the six nominees identified in the Proxy Statement.

Voting of Shares and Principal Holders Thereof
----------------------------------------------

     At the close of business on February 28, 2000, which is the record date for determination of shareholders entitled to receive notice of, and to vote at the meeting and any adjournment thereof, Fulton Financial Corporation had outstanding 68,156,274 shares of common stock. There is no other class of stock outstanding. As of the record date, shares of Fulton Financial Corporation common stock were held by the Trust Departments of the following Fulton Financial Corporation subsidiaries as sole fiduciary:

         Fulton Bank                                   2,009,473
         FNB Bank, N.A.                                   85,873
         Hagerstown Trust Company                        122,936
         Lafayette Ambassador Bank                        38,453
         Lebanon Valley Farmers Bank                     477,968
         The Woodstown National Bank
           & Trust Company                                52,041
                                           Total:      2,786,744    Shares
                                                       =========

The shares held by the Trust Departments of the foregoing banks as sole fiduciaries represent in the aggregate approximately 4.09 percent of the total shares outstanding and will be voted FOR the election of the six nominees identified in this Proxy Statement.

     A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business. The judge of election will treat shares of Fulton Financial Corporation common stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the judge of election will treat shares of common stock represented by "broker non-votes" (i.e., shares of common stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable rules of the National Association of Securities Dealers, Inc. or the instrument under which it serves in such capacity, and (iii) over which the record holder has indicated on the proxy or otherwise notified Fulton Financial Corporation that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

     Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, except in cases where the vote of a greater number of shares is required by law or under the Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected to the Board of Directors. Abstentions and broker non-votes will be counted as shares that are outstanding, but will not be counted or voted in favor of the election of directors.

     To the knowledge of Fulton Financial Corporation, no person owned of record or beneficially on the record date more than five percent of the outstanding common stock of Fulton Financial Corporation.

Shareholder Proposals
---------------------

     Shareholder proposals intended to be presented at the 2001 Annual Meeting must be received at the executive offices of Fulton Financial Corporation at One Penn Square, Lancaster, Pennsylvania not later than November 9, 2000, in order to be included in the proxy statement and proxy form to be prepared by Fulton Financial Corporation in connection with the 2001 Annual Meeting.

Recommendation of the Board of Directors
----------------------------------------

     The Board of Directors recommends that the shareholders vote FOR the election of the six nominees identified in this Proxy Statement.

                  INFORMATION CONCERNING ELECTION OF DIRECTORS
                  --------------------------------------------

General Information
-------------------

     The Bylaws of Fulton Financial Corporation provide that the Board of Directors shall consist of not less than two nor more than thirty-five persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years, so that the term of office of one class of directors shall expire at the Annual Meeting each year. The Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

     A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until the next Annual Meeting of the shareholders and until a successor is elected and shall have qualified. There is a mandatory retirement provision in the Bylaws, which states that the office of a director shall be considered vacant at the Annual Meeting of shareholders next following the director's attaining the age of 70 years.

     William E. Rusling has reached the mandatory retirement age of 70, and, as required under the Bylaws, will be retiring from the Board of Directors as of the 2000 Annual Meeting. Daniel M. Heisey will also be retiring from the Board of Directors as of that date.

     The Board of Directors has fixed the number of directors at twenty-three. There are seventeen continuing directors whose terms of office will expire at either the 2001 Annual Meeting or the 2002 Annual Meeting. The Board of Directors proposes to nominate the following six persons for election to the Board of Directors for the term specified below:

                   For a Term of Three Years - Class of 2003
                   -----------------------------------------

                 Jeffrey G. Albertson      Rufus A. Fulton, Jr.
                 Harold D. Chubb           Eugene H. Gardner
                 William H. Clark          Clyde W. Horst

     Each of the above nominees is presently a director of Fulton Financial Corporation. In addition, each nominee currently serves on one bank subsidiary board of directors and will continue to serve on such board as follows: Messrs. Chubb, Fulton, Gardner and Horst - Fulton Bank; Mr. Albertson - The Bank of Gloucester County; and Mr. Clark - Swineford National Bank.

     In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of Fulton Financial Corporation may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

     Section 3 of Article II of the Bylaws of Fulton Financial Corporation requires that nominations, other than those made by or on behalf of the existing management of Fulton Financial Corporation, must be made in writing and must be delivered or mailed to the Chief Executive Officer of Fulton Financial Corporation not less than 14 days nor more than 50 days prior to the date of the Annual Meeting; provided, however, that if less than 21 days' notice of the meeting is given to the shareholders, such nominations must be mailed or delivered to the Chief Executive Officer of Fulton Financial Corporation not later than the close of business on the seventh day following the day on which notice of the meeting was mailed. The required notice must set forth the name, age, residence address and principal occupation of each nominee. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

Information about Nominees and Continuing Directors
---------------------------------------------------

     Information concerning the six persons to be nominated for election to the Board of Directors of Fulton Financial Corporation at the 2000 Annual Meeting and concerning the seventeen continuing directors is set forth below, including the number of shares of Fulton Financial Corporation common stock beneficially owned, directly or indirectly, as of February 1, 2000 by each of them. Unless otherwise indicated in a footnote, shares shown as beneficially owned by each nominee or continuing director are held either (i) individually by the person indicated, (ii) individually by the person's spouse or children living in the same household, (iii) jointly with the person's spouse or children living in the same household, or (iv) in the name of a bank, broker or nominee for the account of the person or the person's spouse. No nominee or continuing director owns beneficially more than one percent of the outstanding common stock of Fulton Financial Corporation, except Samuel H. Jones, Jr., who owns 1.35% percent. Years of service as a director include service as a director of Fulton Bank prior to the formation of Fulton Financial Corporation.

                                    NOMINEES
                                    --------

                                  CLASS OF 2003
                                  -------------
                                (Three Year Term)

         .JEFFREY G. ALBERTSON, age 59. Attorney, Albertson Ward (law firm).
          Director since 1996. Shares of stock beneficially owned: 118,665./1/

         .HAROLD D. CHUBB, age 67. Retired Director of Finance, Brethren in
          Christ Denomination in North America. Director since 1975. Shares of stock beneficially owned: 28,913./2/

         .WILLIAM H. CLARK, JR., age 67. Retired Partner, Clark, Schaeffer,
          Jones & Eichner (certified public accountants). Director since 1987. Shares of stock beneficially owned: 9,421.

         .RUFUS A. FULTON, JR., age 59. Chairman of the Board, President and
          Chief Executive Officer, Fulton Financial Corporation. Director since 1984. Shares of stock beneficially owned: 258,531./3/

         .EUGENE H. GARDNER, age 64. President, Gardner, Russo & Gardner
          (investment advisor). Director since 1981. Shares of stock beneficially owned: 20,192./4/

         .CLYDE W. HORST, age 61. Chairman of the Board, The Horst Group,
          Inc. (diversified holding company). Director since 1978. Shares of stock beneficially owned: 52,124.


                              CONTINUING DIRECTORS
                              --------------------

                                 CLASS OF 2001

         .JAMES P. ARGIRES, M.D., age 68. President, Lancaster Neurosurgical
          Associates (neurosurgeon). Director since 1974. Shares of stock beneficially owned: 18,581.

         .DONALD M. BOWMAN, JR., age 61. Chairman of the Board, D. M. Bowman,
          Inc. (trucking company). Director since 1994. Shares of stock beneficially owned: 278,514./5/

         .FREDERICK B. FICHTHORN, age 66. Chairman of the Board, F & M Hat
          Company (manufacturer and distributor of felt and straw hats). Director since 1993. Shares of stock beneficially owned: 79,667./6/

         .CHARLES V. HENRY, III, age 65. Attorney, Henry & Beaver, LLP (law firm). Director since 1998. Shares of stock beneficially owned:
          112,424./7/

         .JOSEPH J. MOWAD, M.D., age 64. Director of Urology, Geisinger
          Medical Center (urologist). Director since 1999. Shares of stock beneficially owned: 24,237.

         .JOHN O. SHIRK, age 56. Attorney, Barley, Snyder, Senft & Cohen, LLC
          (law firm). Director since 1983. Shares of stock beneficially owned:
          26,318./8/ Mr. Shirk also serves as a director of Irex Corporation, which is subject to the periodic reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.

         .JAMES K. SPERRY, age 67. Retired Executive Vice President, Fulton
          Financial Corporation, and Retired Chairman of the Board and Chief Executive Officer of Fulton Bank. Director since 1984. Shares of stock beneficially owned: 108,857./9/

         .KENNETH G. STOUDT, age 55. President, The Stoudt Companies
          (employee benefit consulting company). Director since 1987. Shares of stock beneficially owned: 51,125.

                                 CLASS OF 2002

         .MARTIN D. COHEN, age 57. Attorney, Cohen & Feeley, P.C. (law firm).
          Director since 1998. Shares of stock beneficially owned: 121,350./10/

         .PATRICK J. FREER, age 50. President, Strickler Insurance Agency,
          Inc. (insurance broker). Director since 1996. Shares of stock beneficially owned: 36,317./11/

         .ROBERT D. GARNER, age 66. Retired Chairman of the Board, Fulton
          Financial Corporation. Director since 1981. Shares of stock beneficially owned: 137,084./12/

         .J. ROBERT HESS, age 65. President, Lancaster Malleable Castings
          Company (manufacturer of malleable iron castings). Director since 1977. Shares of stock beneficially owned: 118,647./13/

         .CAROLYN R. HOLLERAN, age 61. Partner, Jerlyn Associates (real estate investments). Director since 1994. Shares of stock beneficially owned: 16,025.

         .SAMUEL H. JONES, JR., age 66. President, S J Transportation Co.
          (trucking company). Director since 1997. Shares of stock beneficially owned: 925,228. Mr. Jones also serves as a director of MetaCreations Corp., which is subject to the periodic reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.

         .DONALD W. LESHER, JR., age 55. President, Lesher Mack Sales and
          Service (truck dealership). Director since 1998. Shares of stock beneficially owned: 66,973.

         .STUART H. RAUB, JR., age 66. President, Industrial Piping Systems,
          Inc. (distributor of industrial piping and related items). Director since 1981. Shares of stock beneficially owned: 38,629./14/

         .MARY ANN RUSSELL, age 64. Retired President and Chief Executive
          Officer, Maple Farm, Inc. (provider of health care services). Director since 1991. Shares of stock beneficially owned: 14,046.


     As of February 1, 2000, Fulton Financial Corporation's directors and executive officers, as a group, owned of record and beneficially 3,080,215/15/ shares of Fulton Financial Corporation common stock, representing 4.46 percent of such shares then outstanding.


                                 Footnotes
                                 ---------

1. Includes 9,562 shares held in the Albertson Ward Profit Sharing Plan and 18,473 shares which may be acquired pursuant to the exercise of stock options. Mr. Albertson disclaims beneficial ownership of any of the shares held in the Albertson Ward Profit Sharing Plan beyond his pro rata vested interest as a participant in such Plan.

2.   Includes 2,510 shares held as custodian for grandchildren.

3. Includes 21,195 shares held in the Corporation's Profit Sharing Plan and 149,440 shares which may be acquired pursuant to the exercise of stock options.

4.   Includes 10,714 shares held in trust.

5.   Includes 53,878 shares held by Bowman Sales & Equipment, Inc.

6. Includes 3,664 shares held in the F&M Hat Company Profit Sharing Plan. Mr. Fichthorn disclaims beneficial ownership of any of the shares held in the F&M Hat Company Profit Sharing Plan beyond his pro rata vested interest as a participant in such Plan.

7.   Includes 442 shares held in a trust.

8.   Includes 1,635 shares held in a trust.

9. Includes 30,366 shares held in the Corporation's Profit Sharing Plan and 13,666 shares which may be acquired pursuant to the exercise of stock options.

10. Includes 2,955 shares held as custodian for children and 12,250 shares held by the Martin D. Cohen Foundation.

11. Includes 24,390 shares held by Strickler Insurance Agency, Inc. Mr. Freer disclaims beneficial ownership of any of these shares beyond his pro rata interest in the company.

12. Includes 44,273 shares held in the Corporation's Profit Sharing Plan, 6,048 shares which may be acquired pursuant to the exercise of stock options and 20,840 shares held by his spouse as trustee under various trusts for grandchildren.

13. Includes 88,200 shares held by Lancaster Malleable Castings Company. Mr. Hess disclaims beneficial ownership of any of these shares beyond his pro rata interest in the company.

14. Includes 1,663 shares held in the Industrial Piping Systems, Inc. 401(k) Plan. Mr. Raub disclaims beneficial ownership of any shares held in the Industrial Piping Systems 401(k) Plan beyond his pro-rata vested interest as a participant in such Plan. Also includes 3,899 shares held by a revocable trust of which his spouse is settlor.

15. Includes 515,797 shares issuable upon the exercise of stock options, which shares have been treated as outstanding shares for purposes of calculating the percentage of outstanding shares owned by directors and executive officers as a group.


Meetings and Committees of the Board of Directors
-------------------------------------------------

     The Board of Directors of Fulton Financial Corporation has a standing Audit Committee and Human Resources Committee, which serves as the compensation committee, but does not have a standing Nominating Committee. The Board of Directors of Fulton Financial Corporation also has a standing Executive Committee and Trust Committee.

     The functions of the Executive Committee of the Board of Directors of Fulton Financial Corporation include, among other things, consideration of compensation for executive officers of Fulton Financial Corporation and presentation of salary recommendations to the Board of Directors for approval. Members of the Executive Committee during 1999 were J. Robert Hess, Chair, Mrs. Holleran and Messrs. Bowman, Fichthorn, Fulton, Garner, and Jones. In 1999, Mr. Fulton was Chief Executive Officer of Fulton Financial Corporation. Mr. Fulton does not participate in discussions as to his own compensation. The Executive Committee met two times during 1999.

     Members of the Audit Committee during 1999 were Carolyn R. Holleran, Chair, and Messrs. Argires, Chubb, Clark, Freer, Heisey, Raub and Sperry. The Audit Committee met eight times during the year. The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors; reviewing with management and independent public accountants the basis for the reports issued by Fulton Financial Corporation pursuant to federal and state regulatory requirements; meeting with the independent public accountants to review the scope of audit services, significant accounting changes, audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any reportable conditions or weakness, and compliance with laws and regulations; overseeing the internal audit function; reviewing regulatory examination reports and management's responses thereto; and reviewing periodic reports from the loan review function.

     Members of the Human Resources Committee during 1999 were John O. Shirk, Chair, Mrs. Russell and Messrs. Albertson, Bowman, Garner, Jones, Lesher and Rusling. Mr. Fulton serves as an ex-officio member of this Committee. The Committee (and its predecessor, the Compensation Committee of the Board of Directors of Fulton Bank) met nine times during the year to review benefit and salary administration programs. The Committee also reviews increases in salaries for officers and staff members of Fulton Financial Corporation, except for the executive officers, and makes recommendations in this regard to the Board of Directors.

     Members of the Trust Committee during 1999 were Kenneth G. Stoudt, Chair and Messrs. Cohen, Fichthorn, Gardner, Henry, Hess, Horst and Mowad. The Trust Committee met six times during the year. The Trust Committee, which was formed in 1999, was initially responsible for overseeing the activities of the Investment Management and Trust Services Department of Fulton Bank and the retail sales of non-FDIC insured investment products by Fulton Bank and other Fulton Financial Corporation subsidiaries. In the future, it is expected that the Trust Committee will oversee the activities of Fulton Financial Advisors, N.A., a newly formed subsidiary which plans to offer fiduciary and other financial services.

     There were eight meetings of the Board of Directors of Fulton Financial Corporation and twenty-five meetings of committees of the Board of Directors of Fulton Financial Corporation during 1999. No director attended fewer than 75 percent of the aggregate number of meetings of the Board of Directors and of the various committees on which he or she served, except J. Robert Hess, who attended 74% of the meetings and Martin D. Cohen, who attended 68% of the meetings.

Compensation of Directors
-------------------------

     Each member of the Board of Directors of Fulton Financial Corporation is paid an annual fee of $7,500 for his or her services as a director, except that no fee is paid to any director who is also a salaried officer of Fulton Financial Corporation or one of its subsidiary banks. In addition, directors are paid a fee of $300 for each Board of Directors meeting attended. Certain directors have elected to participate in the Fulton Financial Corporation Deferred Compensation Plan, under which a director may elect not to receive the normal director's fees when earned, but instead, to receive them, together with interest, in a lump sum or in installments over a period of up to twenty (20) years following retirement.

Executive Officers
------------------

     The following persons are the executive officers of Fulton Financial
Corporation:

Name                                 Age                    Office Held and Term of Office
----                                 ---     -------------------------------------------------------------

Rufus A. Fulton, Jr.                  59     Chairman of the Board, President and Chief Executive Officer
                                             of Fulton Financial Corporation since January, 1999;
                                             previously President and Chief Executive of Fulton Financial
                                             Corporation.  Member of Senior Management of Fulton
                                             Financial Corporation.

R. Scott Smith, Jr.                   52     Executive Vice President of Fulton Financial Corporation and
                                             since July, 1998, Chairman of the Board and Chief Executive
                                             Officer of Fulton Bank; previously President and Chief
                                             Operating Officer of Fulton Bank.  Member of Senior
                                             Management of Fulton Financial Corporation and Fulton Bank.

Charles J. Nugent                     51     Executive Vice President and Chief Financial Officer of
                                             Fulton Financial Corporation.  Member of Senior Management
                                             of Fulton Financial Corporation.

Richard J. Ashby, Jr.                 55     Executive Vice President of Fulton Financial Corporation and
                                             President and Chief Operating Officer of Fulton Bank since
                                             January, 1999; previously Chairman of the Board, President and Chief Executive Officer of Lafayette Ambassador Bank.
                                             Member of Senior Management of Fulton Financial Corporation
                                             and Fulton Bank.

Executive Compensation
----------------------

     The following Summary Compensation Table shows all compensation paid by Fulton Financial Corporation for services rendered during the past three fiscal years by the Chief Executive Officer and each of the most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in 1999.

                                                            SUMMARY COMPENSATION TABLE
                                                            --------------------------

                                             Annual Compensation                      Long-Term Compensation
                                             -------------------                      ----------------------
Name and                                                                                         All Other
Principal Position                   Year          Salary             Bonus          Options     Compensation*
------------------                   ----          ------             -----          -------     -------------

Rufus A. Fulton, Jr.,                1999       $553,703.80        $21,296.30         21,500     $83,055.57
President and Chief                  1998       $495,926.08        $19,074.08         21,500     $74,388.91
Executive Officer                    1997       $447,777.98        $17,222.23         15,124     $67,166.70

R. Scott Smith, Jr.,                 1999       $310,074.26        $11,925.93         16,500     $46,511.14
Executive Vice President             1998       $286,722.31        $11,296.30         16,500     $43,008.35
                                     1997       $262,889.12        $10,111.12         11,374     $39,433.37

Charles J. Nugent,                   1999       $255,185.31        $ 9,814.82         15,500     $38,277.80
Executive Vice President and         1998       $231,111.40        $ 8,888.90         15,400     $34,666.71
Chief Financial Officer              1997       $207,037.22        $ 7,962.17         10,624     $31,055.58

Richard J. Ashby,Jr.                 1999       $224,388.92****    $ 8,407.41         13,000     $33,658.34
Executive Vice President             1998**     $204,333.33***     $ 7,666.67         12,700     $ 4,800.00
                                     1997**     $192,778.02***     $ 7,222.23          8,749     $ 4,800.00

* Amounts accrued under the Fulton Financial Corporation Profit Sharing Plan for the account of each named executive officer (and in the case of Mr. Ashby in 1997 and 1998, amounts of employer-matched funds contributed under the Fulton Financial Corporation Affiliates 401(k) Savings Plan for his account).
** Compensation paid as Chairman of the Board, President and Chief Executive Officer of Lafayette Ambassador Bank.
*** Includes $5,000, the receipt of which has been deferred pursuant to the
    Fulton Financial Corporation Deferred Compensation Plan.
****Includes $10,000, the receipt of which has been deferred pursuant to the Fulton Financial Corporation Deferred Compensation Plan.

                     STOCK OPTION GRANTS IN FISCAL YEAR 1999


                                                                                          Potential Realized Value At
                                         % of Total                                       Assumed Annual Rates of
                                           Options    Exercise or                         Stock Price Appreciation for
                             Options     Granted to    Base Price                         Option Term
     Name                    Granted     Employees     Per Share     Expiration Date            5%                  10%
     ----                    -------     ---------     ---------     ---------------      -----------------------------------

Rufus A. Fulton, Jr.         21,500         9.18%        $20.84       June 30, 2009         $281,782.48         $714,092.00

R. Scott Smith, Jr.          16,500         7.04          20.84       June 30, 2009          216,251.65          548,024.24

Charles J. Nugent            15,500         6.62          20.84       June 30, 2009          203,145.51          514,810.65

Richard J. Ashby, Jr.        13,000         5.55          20.84       June 30, 2009          170,380.07          431,776.66

      AGGREGATED STOCK OPTION EXERCISES IN FISCAL YEAR 1999 AND FISCAL YEAR
                               END OPTION VALUES

                                                                       Number of
                                                                      Unexercised          Value of Unexercised
                            Shares Acquired         Value             Options at          In-the-Money Options at
Name                         on Exercise*         Realized         Fiscal Year End**         Fiscal Year End*
----                         ------------         --------         -----------------         ----------------

Rufus A. Fulton, Jr.             6975           $ 77,360.20             149,440                 $634,688.13

R. Scott Smith, Jr.              7970            109,650.10             132,119                  707,710.25

Charles J. Nugent                                                        91,478                  317,824.20

Richard J. Ashby, Jr.            6756             84,498.57             104,573                  574,239.32


*  Restated to reflect a 10% stock dividend paid on June 1, 1999.

** All options are currently exercisable.

              Executive Committee Report on Executive Compensation
              ----------------------------------------------------

     Compensation for executive officers of Fulton Financial Corporation is determined by the Board of Directors after receiving recommendations from the Executive Committee based upon external salary comparisons and individual performance. In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 1999, the Executive Committee first considered the executive management tiers and corresponding base salary ranges which had been developed by Towers Perrin, a consultant on executive compensation, and approved by the Board of Directors in 1995. This executive compensation program is based, to a significant degree, on peer group information, because the Board of Directors believes that Fulton Financial Corporation must offer competitive salaries in order to attract and retain qualified executive officers.

     In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 1999, the Executive Committee also considered the individual performance factors described in this paragraph. With regard to the compensation paid to executive officers other than the Chief Executive Officer, the Executive Committee considered information provided by the Chief Executive Officer as to each executive officer's level of individual performance, contribution to the organization, and salary history during the past five years. With regard to the compensation paid to the Chief Executive Officer, the Executive Committee considered his performance level, the results of management decisions made by him, and the earnings of Fulton Financial Corporation during the previous year. The Executive Committee did not assign a particular weight to any of the foregoing individual performance factors, nor did it establish specific target levels for individual performance or corporate earnings. The compensation recommendations of the Executive Committee were based on its overall subjective assessment of the value of the services provided by each executive officer to Fulton Financial Corporation, after giving careful consideration to the peer group compensation information described above and the individual performance factors discussed in this paragraph.

     The peer group of bank holding companies chosen by the Executive Committee for purposes of making a comparative analysis of executive compensation for 1999 did not include all of the same bank holding companies that are incorporated in the peer group established to compare shareholder returns, as indicated in the Performance Graph included in this Proxy Statement. The major difference between the peer groups is that the peer group chosen for executive compensation analysis included bank holding companies with assets between $2.2 and $7.2 billion from a seven-state region of the Eastern United States that were deemed to be potential competitors with Fulton Financial Corporation in attracting executive talent, while the peer group chosen for shareholder return analysis includes bank holding companies with assets between $2 and $8 billion as of September 30, 1996 that are located in a nine-state (plus the District of Columbia) region of the Eastern United States. Both peer groups include bank holding companies that are comparable to Fulton Financial Corporation in terms of asset size, although they are not necessarily comparable in terms of financial performance.

     Pursuant to an Incentive Stock Option Plan approved by the Board of Directors and the shareholders in 1996, Fulton Financial Corporation is authorized to award incentive stock options and non-qualified stock options to key employees of Fulton Financial Corporation and its subsidiaries. These stock options enable the recipients to purchase Fulton Financial Corporation common stock at the prices designated in the awarded options. The number of options available for grant in any calendar year is determined depending upon the performance of Fulton Financial Corporation measured in terms of total shareholder return relative to a peer group, determined at the sole discretion of those members of the Executive Committee who are not eligible to receive options under the Incentive Stock Option Plan for the immediately preceding five year period. The awards of stock options made to the executive officers of Fulton Financial Corporation during 1999 were determined by the Board of Directors based on the recommendations of the Executive Committee. In making such recommendations, the Executive Committee considered the number of shares to be optioned and the profitability of Fulton Financial Corporation as well as information provided by the Chief Executive Officer concerning each executive officer's level of individual performance and contribution to the organization. The Executive Committee did not establish specific target levels for individual performance or corporate profitability. The Committee believes, however, that awards of stock options and bonuses are an appropriate means of compensating executive officers based on the performance of Fulton Financial Corporation.

                              EXECUTIVE COMMITTEE
                              -------------------


          J. Robert Hess, Chair                Robert D. Garner
          Donald M. Bowman, Jr.                Carolyn R. Holleran
          Frederick B. Fichthorn               Samuel H. Jones Jr.
          Rufus A. Fulton, Jr.*

* During 1999 Mr. Fulton was Chairman of the Board, President and Chief Executive Officer of Fulton Financial Corporation.


                               Performance Graph
                               -----------------

     The following graph shows cumulative investment returns to shareholders based on the assumptions that (A) an investment of $100 was made on December 31, 1994, in each of the following: (i) Fulton Financial Corporation common stock;
(ii) the stock of all United States companies traded on the NASDAQ Stock Market; and (iii) common stock of the peer group of bank holding companies in a nine-state (plus the District of Columbia) Eastern United States region with total assets at September 30, 1996 of $2 to $8 billion; and (B) all dividends were reinvested in such securities over the past five years.

                Comparison of Five Year-Cumulative Total Returns

                          Fulton Financial Corporation

                             (Graph gets inserted)


Legend                  Description
------                  -----------

FFC                     FULTON FINANCIAL CORPORATION
NASDAQ                  NASDAQ Stock Market (U.S. Companies)
Peer Group              Self-Determined Peer Group consisting of all bank
                        holding companies with assets of $2 - $8 billion at
                        9/30/96 with corporate headquarters in PA, MD, NJ, DE,
                        OH, NY, DC, VA, WV and NC and not under acquisition
                        agreement as of 12/31/99
Notes:
------
                A.      The lines represent yearly index levels derived from
                        compounded daily returns that include all dividends.
                B.      If the yearly interval, based on the fiscal year-end,
                        is not a trading day, the preceding trading day is used.
                C.      The index level for all series was set to 100.0 on
                        12/31/94.

--------------------------------------------------------------------------------
                      12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
                      --------  --------  --------  --------  --------  --------
--------------------------------------------------------------------------------
FFC                   100.00    121.10    142.70    243.03    215.60    195.57
--------------------------------------------------------------------------------
NASDAQ                100.00    141.33    173.89    213.07    300.25    542.43
--------------------------------------------------------------------------------
Peer Group            100.00    132.91    171.73    287.51    281.99    238.17
--------------------------------------------------------------------------------

                  Severance Agreements and Survivors' Benefits
                  --------------------------------------------

     Fulton Financial Corporation has entered into severance agreements with Messrs. Fulton, Smith, Ashby and Nugent (the "Executives"). Under the terms of those agreements, certain limited severance benefits are payable in the event that an Executive is discharged or resigns following, and for reasons relating to, a change in control of Fulton Financial Corporation. Specifically, in the event of such a discharge or resignation, the Executive would be entitled to receive from Fulton Financial Corporation an annual benefit consisting of his then effective base salary, certain fringe benefits in lieu of coverage under employee benefit plans and a supplemental retirement benefit in lieu of his continuing participation in the Fulton Financial Corporation Employee Retirement Plan. Such benefits would be payable, in the case of Mr. Fulton, for a period of five years and, in the cases of Messrs. Smith, Ashby and Nugent, for a period of three years, beginning on the date of the Executive's discharge or resignation and continuing until (i) he elects to terminate benefits in order to accept employment with another financial services institution; (ii) the end of the year in which he attains the age of 65; or (iii) he dies, whichever first occurs.

     Officers of Fulton Financial Corporation, Fulton Bank, and Lebanon Valley Farmers Bank as of April 1, 1992, who had been employed by the Corporation for at least five years as of that date, are eligible to participate in a survivors' benefit program. This program provides the employee's spouse, in the event of the employee's death prior to retirement, with an annual income equal to the lesser of $25,000 or 25 percent of the employee's final annual salary. This benefit is paid from the date of death until the employee's 65th birthday with a minimum of ten annual payments. Messrs. Fulton, Smith and Ashby participate in this program.

Transactions with Directors and Executive Officers
--------------------------------------------------

     Some of the directors and executive officers of Fulton Financial Corporation and the companies with which they are associated were customers of, and had banking transactions with Fulton Financial Corporation bank subsidiaries during 1999. All loans and commitments to lend made to such persons and to the companies with which they are associated were made in the ordinary course of bank business, on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with other persons, and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that similar transactions will be entered into in the future.

     Some of the directors of Fulton Financial Corporation are members of law firms which provided legal services to Fulton Financial Corporation or its subsidiaries in 1999 and prior years. The law firm of Albertson Ward, Woodbury, New Jersey, has provided legal services to The Bank of Gloucester County, a subsidiary of Fulton Financial Corporation, for many years. In 1999, Albertson Ward was paid $130,526 in fees for such services, which constituted more than five percent (5%) of its gross revenues. Director Jeffrey G. Albertson is a partner in this firm. The law firm of Barley, Snyder, Senft & Cohen, LLC, Lancaster, Pennsylvania, provided legal services to Fulton Financial Corporation and its subsidiaries in 1999. John O. Shirk, a director of Fulton Financial Corporation, is a partner in this law firm. The law firm of Henry & Beaver, LLP, Lebanon, Pennsylvania, has, for many years, provided legal services to Lebanon Valley National Bank, which was merged with a subsidiary of Fulton Financial Corporation in 1998 to form Lebanon Valley Farmers Bank. In 1999, it provided legal services to Lebanon Valley Farmers Bank. Director Charles V. Henry, III is a partner in this law firm. In each case, the law firm is expected to continue to provide legal services to Fulton Financial Corporation or its subsidiaries in the future.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Fulton Financial Corporation to file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of common stock and other equity securities of Fulton Financial Corporation. To the knowledge of Fulton Financial Corporation, all
Section 16(a) filing requirements applicable to its directors and executive officers have been complied with, except in the case of Martin D. Cohen, a report of a sale of shares in a brokerage account required to be filed on or before September 10, 1999, was filed later on October 4, 1999; in the case of Frederick B. Fichthorn, a late filing was made because he was unaware that shares owned by the Profit Sharing Plan of F&M Hat Company were reportable by him even though he has only an undivided pro rata interest in such shares; and in the case of Stuart H. Raub, Jr., late filings were made because he was unaware that shares owed by the Industrial Piping Systems, Inc. 401(k) Plan were reportable by him, even though he has only an undivided pro rata interest in such shares and also because he was unaware that shares which he received as a beneficiary of an estate and shares purchased in a revocable trust of which his wife was settlor were reportable by him. In each case, the failure to file timely reports was inadvertent.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
                ------------------------------------------------

     For the year ended December 31, 1999, Fulton Financial Corporation engaged Arthur Andersen LLP, independent certified public accountants, to audit the Corporation's financial statements. The appointment of Arthur Andersen LLP for the current year will be reviewed in the second quarter of 2000. Representatives of Arthur Andersen LLP are expected to be present at the 2000 Annual Meeting with the opportunity to make a statement and to be available to respond to appropriate questions.

                             ADDITIONAL INFORMATION
                             ----------------------

     A copy of the Annual Report of Fulton Financial Corporation on Form  10-K
     -------------------------------------------------------------------------
as filed with the Securities and Exchange Commission, including  financial
--------------------------------------------------------------------------
statements and financial statement schedules, is available without charge to
----------------------------------------------------------------------------
shareholders upon written request addressed to William R. Colmery, Secretary,
-----------------------------------------------------------------------------
Fulton Financial Corporation, P.0. Box 4887, Lancaster, Pennsylvania 17604.
---------------------------------------------------------------------------


                                 OTHER MATTERS
                                 -------------

     The Board of Directors of Fulton Financial Corporation knows of no matters other than those discussed in this Proxy Statement which will be presented at the 2000 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Fulton Financial Corporation.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                            RUFUS A. FULTON, JR.
                                            Chairman of the Board, President and
                                                         Chief Executive Officer

Lancaster, Pennsylvania
March 9, 2000

                                 [FRONT SIDE]

PROXY                    FULTON FINANCIAL CORPORATION                     PROXY
                            LANCASTER, PENNSYLVANIA

     The undersigned hereby appoints Thomas D. Caldwell, Jr., David S. Etter and Arthur M. Peters, Jr., or any one of them, as proxies, with full power of substitution, to represent and vote, as designated below, all of the Fulton Financial Corporation common stock: (i) held of record by the undersigned on February 28, 2000, and (ii) which the undersigned is otherwise entitled to vote at the Annual Meeting of shareholders to be held on Tuesday, April 18, 2000, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, or any adjournment thereof.

     DIRECTORS RECOMMEND A "FOR" VOTE FOR THE FOLLOWING MATTER:

   ELECTION OF DIRECTORS (check one block)   FOR

     FOR A THREE YEAR TERM: Jeffrey G. Albertson, Harold D. Chubb, William H.
                            Clark, Rufus A. Fulton, Jr., Eugene H. Gardner and Clyde W. Horst

                            For, except vote withheld from the following nominee(s):

                            --------------------------------------------
                                WITHHELD as to all nominees

               (Continued, and to be signed, on the other side)

                                  [BACK SIDE]

                        (Continued from the other side)

     This proxy is solicited by the Board of Directors and will be voted as directed. If no directions are given, this proxy will be voted FOR the election of the nominees listed.

     This proxy also confers authority to vote on any other business that may be properly brought before the meeting or any adjournment thereof. If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendation of the management of Fulton Financial Corporation.

                                       Date:________________, 2000


                                       ---------------------------
                                                Signature


                                       ---------------------------
                                                Signature


                                        Please sign exactly as your name appears
                                        hereon. If stock is held in joint names,
                                        each joint owner should sign. If signing
                                        for a corporation or partnership or as
                                        attorney or fiduciary, indicate your
Please mark, sign, date and mail        full title. If more than one fiduciary
this proxy promptly in the postage      has authority over the stock, all should
prepaid return envelope provided.       sign.

                                      -2-